SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  February 24, 1998
(Date of earliest event reported)

Commission File No. 333-21263


                           Norwest Asset Securities Corporation
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        Delaware                               52-1972128
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(State of Incorporation)            (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                      21703
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Address of principal executive offices                 (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code

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(Former  name,  former  address and former  fiscal year,  if changed  since last report)





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ITEM 5.           Other Events

                  Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.





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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------
    (99)                                     Collateral Term Sheets
                                             prepared by Norwest Asset
                                             Securities Corporation in
                                             connection with Norwest
                                             Asset Securities Corporation,
                                             Mortgage Pass-Through
                                             Certificates, Series 1998-8



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORWEST ASSET SECURITIES CORPORATION


February 24, 1998

                                             By:        /s/ B. David Bialzak
                                                        --------------------
                                                        B. David Bialzak
                                                        Vice President




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                                INDEX TO EXHIBITS



                                                        Paper (P) or
Exhibit No.    Description                              Electronic (E)
-----------    -----------                              --------------
   (99)        Collateral Term Sheets                       P
               prepared by Norwest
               Asset Securities
               Corporation in connection
               with Norwest Asset
               Securities Corporation, Mortgage
               Pass-Through Certificates, Series 1998-8